                                                                      EXHIBIT 16

                       JANUS ADVISER SERIES (THE "TRUST")

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, the undersigned hereby makes, constitutes and appoints Thomas A. Early, Loren M. Starr and Kelley Abbott Howes, and each of them, severally, his true and lawful attorneys and agents in his name, place and stead to execute for and on his behalf any and all filings of and amendments to a Registration Statement on Form N-14 and any other documents and instruments incidental thereto, and to deliver and file the same, with all exhibits thereto, and all documents and instruments in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys and agents, and each of them, full power and authority to do and perform each and every act and thing that said attorneys and agents, and each of them, deem advisable or necessary to enable the Trust to effectuate the intents and purposes hereof, hereby ratifying and confirming all actions of any said attorneys hereunder, provided that this Power of Attorney is ratified to be effective by the Trustees with respect to each filing of such Registration Statement and all amendments, consents and exhibits thereto. Said attorneys may act jointly or severally, and the action of one shall bind the undersigned as fully as if two or more had acted together.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of this_______day of February, 2003.

SIGNATURE                       TITLE               DATE
---------                       -----               ----
/s/ Thomas H. Bailey           Trustee        December____, 2002
--------------------
Thomas H. Bailey

                       JANUS ADVISER SERIES (THE "TRUST")

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, the undersigned hereby makes, constitutes and appoints Thomas A. Early, Loren M. Starr and Kelley Abbott Howes, and each of them, severally, his true and lawful attorneys and agents in his name, place and stead to execute for and on his behalf any and all filings of and amendments to a Registration Statement on Form N-14 and any other documents and instruments incidental thereto, and to deliver and file the same, with all exhibits thereto, and all documents and instruments in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys and agents, and each of them, full power and authority to do and perform each and every act and thing that said attorneys and agents, and each of them, deem advisable or necessary to enable the Trust to effectuate the intents and purposes hereof, hereby ratifying and confirming all actions of any said attorneys hereunder, provided that this Power of Attorney is ratified to be effective by the Trustees with respect to each filing of such Registration Statement and all amendments, consents and exhibits thereto. Said attorneys may act jointly or severally, and the action of one shall bind the undersigned as fully as if two or more had acted together.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of this________day of February, 2003.

Signature                       Title                Date
---------                       -----                ----
/s/ William F. McCalpin        Trustee        December____, 2002
-----------------------
William F. McCalpin

                       JANUS ADVISER SERIES (THE "TRUST")

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, the undersigned hereby makes, constitutes and appoints Thomas A. Early, Loren M. Starr and Kelley Abbott Howes, and each of them, severally, his true and lawful attorneys and agents in his name, place and stead to execute for and on his behalf any and all filings of and amendments to a Registration Statement on Form N-14 and any other documents and instruments incidental thereto, and to deliver and file the same, with all exhibits thereto, and all documents and instruments in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys and agents, and each of them, full power and authority to do and perform each and every act and thing that said attorneys and agents, and each of them, deem advisable or necessary to enable the Trust to effectuate the intents and purposes hereof, hereby ratifying and confirming all actions of any said attorneys hereunder, provided that this Power of Attorney is ratified to be effective by the Trustees with respect to each filing of such Registration Statement and all amendments, consents and exhibits thereto. Said attorneys may act jointly or severally, and the action of one shall bind the undersigned as fully as if two or more had acted together.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of this______day of February, 2003.

Signature                       Title               Date
---------                       -----               ----

/s/ John W. McCarter, Jr.      Trustee        December___, 2002
------------------------
John W. McCarter, Jr.

                       JANUS ADVISER SERIES (THE "TRUST")

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, the undersigned hereby makes, constitutes and appoints Thomas A. Early, Loren M. Starr and Kelley Abbott Howes, and each of them, severally, his true and lawful attorneys and agents in his name, place and stead to execute for and on his behalf any and all filings of and amendments to a Registration Statement on Form N-14 and any other documents and instruments incidental thereto, and to deliver and file the same, with all exhibits thereto, and all documents and instruments in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys and agents, and each of them, full power and authority to do and perform each and every act and thing that said attorneys and agents, and each of them, deem advisable or necessary to enable the Trust to effectuate the intents and purposes hereof, hereby ratifying and confirming all actions of any said attorneys hereunder, provided that this Power of Attorney is ratified to be effective by the Trustees with respect to each filing of such Registration Statement and all amendments, consents and exhibits thereto. Said attorneys may act jointly or severally, and the action of one shall bind the undersigned as fully as if two or more had acted together.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of this______day of February, 2003.

Signature                       Title              Date
---------                       -----              ----
/s/ Dennis B. Mullen           Trustee        December___, 2002
------------------------
Dennis B. Mullen

                       JANUS ADVISER SERIES (THE "TRUST")

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, the undersigned hereby makes, constitutes and appoints Thomas A. Early, Loren M. Starr and Kelley Abbott Howes, and each of them, severally, his true and lawful attorneys and agents in his name, place and stead to execute for and on his behalf any and all filings of and amendments to a Registration Statement on Form N-14 and any other documents and instruments incidental thereto, and to deliver and file the same, with all exhibits thereto, and all documents and instruments in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys and agents, and each of them, full power and authority to do and perform each and every act and thing that said attorneys and agents, and each of them, deem advisable or necessary to enable the Trust to effectuate the intents and purposes hereof, hereby ratifying and confirming all actions of any said attorneys hereunder, provided that this Power of Attorney is ratified to be effective by the Trustees with respect to each filing of such Registration Statement and all amendments, consents and exhibits thereto. Said attorneys may act jointly or severally, and the action of one shall bind the undersigned as fully as if two or more had acted together.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of this______day of February, 2003.

Signature                       Title                Date
---------                       -----                ----
/s/ James T. Rothe             Trustee        December___, 2002
------------------------
James T. Rothe

                       JANUS ADVISER SERIES (THE "TRUST")

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, the undersigned hereby makes, constitutes and appoints Thomas A. Early, Loren M. Starr and Kelley Abbott Howes, and each of them, severally, his true and lawful attorneys and agents in his name, place and stead to execute for and on his behalf any and all filings of and amendments to a Registration Statement on Form N-14 and any other documents and instruments incidental thereto, and to deliver and file the same, with all exhibits thereto, and all documents and instruments in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys and agents, and each of them, full power and authority to do and perform each and every act and thing that said attorneys and agents, and each of them, deem advisable or necessary to enable the Trust to effectuate the intents and purposes hereof, hereby ratifying and confirming all actions of any said attorneys hereunder, provided that this Power of Attorney is ratified to be effective by the Trustees with respect to each filing of such Registration Statement and all amendments, consents and exhibits thereto. Said attorneys may act jointly or severally, and the action of one shall bind the undersigned as fully as if two or more had acted together.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of this_______day of February, 2003.

Signature                       Title               Date
---------                       -----               ----
/s/ William D. Stewart         Trustee        December___, 2002
------------------------
William D. Stewart

                       JANUS ADVISER SERIES (THE "TRUST")

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, the undersigned hereby makes, constitutes and appoints Thomas A. Early, Loren M. Starr and Kelley Abbott Howes, and each of them, severally, his true and lawful attorneys and agents in his name, place and stead to execute for and on his behalf any and all filings of and amendments to a Registration Statement on Form N-14 and any other documents and instruments incidental thereto, and to deliver and file the same, with all exhibits thereto, and all documents and instruments in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys and agents, and each of them, full power and authority to do and perform each and every act and thing that said attorneys and agents, and each of them, deem advisable or necessary to enable the Trust to effectuate the intents and purposes hereof, hereby ratifying and confirming all actions of any said attorneys hereunder, provided that this Power of Attorney is ratified to be effective by the Trustees with respect to each filing of such Registration Statement and all amendments, consents and exhibits thereto. Said attorneys may act jointly or severally, and the action of one shall bind the undersigned as fully as if two or more had acted together.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of this______day of February, 2003.

Signature                       Title              Date
---------                       -----              ----
/s/ Martin H. Waldinger        Trustee        December___, 2002
------------------------
Martin H. Waldinger